CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chief Executive Officer of First Trust/Four Corners Senior Floating Rate Income Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  February 6, 2004               /S/ JAMES A. BOWEN
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                                      James A. Bowen, Chief Executive Officer
                                      (principal executive officer)


I, Mark R. Bradley, Chief Financial Officer of First Trust/Four Corners Senior Floating Rate Income Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  February 6, 2004                /S/ MARK R. BRADLEY
     -------------------------------   -----------------------------------------
                                       Mark R. Bradley, Chief Financial Officer
                                       (principal financial officer)